Exhibit 10.5

REGISTRATION RIGHTS AGREEMENT

This Registration Rights Agreement (this “Agreement”) is made as of                         , 2011 among Laredo Petroleum Holdings, Inc., a Delaware corporation (the “Company”), and the stockholders of the Company listed on the signature pages hereto (the “Holders”).

Section 1.              Certain Definitions.  As used in this Agreement, capitalized terms not otherwise defined herein shall have the meanings ascribed to them below:

“Business Day” means any day that is not a Saturday, a Sunday or other day on which banks are required or authorized by law to be closed in The City of New York.

“Board” means the board of directors of the Company.

“Common Stock” means the common stock, par value $0.01 per share, of the Company, and any equity securities issued or issuable in exchange for or with respect to the Common Stock by way of a stock dividend, stock split or combination of shares or in connection with a reclassification, recapitalization, merger, consolidation or other reorganization or otherwise.

“Demand Registration” has the meaning set forth in Section 2 hereof.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

“FINRA” means the Financial Industry Regulatory Authority, Inc.

“Holder” or “Holders” means any Person who holds or shall acquire and hold Registrable Securities in accordance with the terms of this Agreement.

“Institutional Investors” means Warburg Pincus Private Equity IX, L.P., WP IX Finance LP, Warburg Pincus Private Equity X O&G, L.P. and Warburg Pincus X Partners, L.P. and each of their respective Affiliates, successors and assigns.

“Investor Securities” means Registrable Securities obtained by a Holder other than an Institutional Investor through the exchange of Preferred Units in the Merger.

“Issuer Free Writing Prospectus” means an issuer free writing prospectus, as defined in Rule 433 under the Securities Act, relating to an offer of Registrable Securities.

“IPO” means a firm commitment underwritten initial public offering by the Company or its stockholders of Common Stock pursuant to an effective registration statement under the Securities Act (a) for which aggregate cash proceeds to be received by the Company from such offering (without deducting underwriting discounts, expenses and commissions) are at least $100,000,000, and (b) pursuant to which such Common Stock is authorized and approved for listing on the New York Stock Exchange or admitted to trading and quoted in the NASDAQ Global Market system.

“Losses” means all losses, claims, damages, liabilities, costs, expenses, judgments, fines, penalties, charges and amounts paid in settlement thereof, including, without limitation, reasonable attorney’s fees and any other fees and expenses incurred in connection with any investigation or Proceeding in connection therewith.

“Majority Holders” means Holders of more than 50% of the Registrable Securities proposed to be included in any offering of Registrable Securities by such Holders pursuant to Section 2 or Section 3 of this Agreement.

“Management Securities” means Registrable Securities obtained by a Holder through the exchange of Profits Units in the Merger.

“Merger” means the merger of Laredo Petroleum, LLC with and into the Company.

“Person” means any individual, corporation, partnership, limited liability company, limited liability partnership, syndicate, person, trust, association, organization or other entity or any governmental or regulatory body or other agency or authority or political subdivision thereof, including any successor, by merger or otherwise, of any of the foregoing.

“Preferred Units” means the preferred units issued by Laredo Petroleum, LLC.

“Proceeding” means an action, claim, suit, arbitration or proceeding (including, without limitation, an investigation or partial proceeding, such as a deposition), whether commenced or threatened.

“Profits Units” means the profits units issued by Laredo Petroleum, LLC.

“Prospectus” means the prospectus included in any Registration Statement (including, without limitation, a prospectus that discloses information previously omitted from a prospectus filed as part of an effective Registration Statement in reliance upon Rule 430A promulgated under the Securities Act), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Securities covered by such Registration Statement, and all other amendments and supplements to the Prospectus, including, without limitation, post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in such Prospectus.

“Registrable Securities” means the shares of Common Stock issued to the Holders as set forth on Schedule I hereto.  Any particular Registrable Securities shall cease to be Registrable Securities when (i) they are sold pursuant to an effective Registration Statement under the Securities Act, (ii) they are sold pursuant to Rule 144 (or any similar provision then in force under the Securities Act) and the transferee thereof does not receive “restricted securities” as defined in Rule 144, (iii) they cease to be outstanding, (iv) they have been sold in a private transaction in which the transferor’s rights hereunder are not assigned to the transferee of the securities in accordance with the terms herein, (v) they become eligible for resale pursuant to Rule 144(k) (or any similar rule then in effect under the Securities Act) and the holder of such securities does not then beneficially own more than 2% of such class of securities or (vi) they become eligible for resale pursuant to Rule 144 (or any similar rule then in effect under the

Securities Act) and the holder of such securities does not then beneficially own more than 1% of such class of securities.

“Registration Expenses” means all fees and expenses (excluding underwriter discounts and commissions) incurred in connection with the Company’s performance of or compliance with the provisions of Section 2, including:  (i) all registration, listing, qualification and filing fees (including FINRA filing fees); (ii) fees and expenses of compliance with state securities or “blue sky” laws (including counsel fees in connection with the preparation of a blue sky and legal investment survey and FINRA filings); (iii) printing and copying expenses; (iv) messenger, telephone and delivery expenses; (v) expenses incurred in connection with any road show; (vi) fees and disbursements of counsel for the Company; (vii) with respect to each registration, the fees and disbursements of one counsel for the selling Holder(s) selected by the Majority Holders; (viii) fees and disbursements of independent public accountants, including the expenses of any audit or “cold comfort” letter, and fees and expenses of other persons, including special experts, retained by the Company; (ix) underwriter fees, excluding discounts and commissions, and any other expenses which are customarily borne by the issuer or seller of securities in a public equity offering; and (x) all internal expenses of the Company (including all salaries and expenses of officers and employees performing legal or accounting duties).

“Registration Statement” means any registration statement of the Company under the Securities Act which permits the public offering of any of the Registrable Securities pursuant to the provisions herein, including, without limitation, the Prospectus, amendments and supplements to such registration statement, including post-effective amendments, all exhibits and all material incorporated by reference or deemed to be incorporated by reference in such registration statement.

“Rule 144” means Rule 144 under the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the SEC.

“SEC” means the Securities and Exchange Commission.

“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

“Shelf Registration” means a Demand Registration filed pursuant to Rule 415 of the Securities Act on Form S-3 or other comparable form that permits the Company to incorporate by reference all of its filings under the Exchange Act.

“Warburg IX” means both of Warburg Pincus Private Equity IX, L.P. and WP IX Finance LP

“Warburg X” means both of Warburg Pincus Private Equity X O&G L.P. and Warburg Pincus X Partners L.P.

Section 2.              Demand Registration.

(a)           Requests for Registration.  Subject to the limits set forth in this Agreement, including, without limitation, the restrictions set forth in Section 4 hereof, at any time after an

IPO, the Institutional Investors shall have the right, by delivering a written notice to the Company (a “Demand Notice”), to require the Company to register, pursuant to the terms herein and in accordance with the provisions of the Securities Act, the offer and sale of the number of Registrable Securities requested to be so registered pursuant to the terms herein (a “Demand Registration”).  Within ten (10) days after receipt by the Company of a Demand Notice, the Company shall give written notice (the “Notice”) of such Demand Notice to all Holders and shall, subject to the provisions of Section 2(b) hereof, include in such registration all Registrable Securities with respect to which the Company receives written requests for inclusion therein within ten (10) days after such Notice is given by the Company to Holders.

Following receipt of a Demand Notice for a Demand Registration, the Company shall use its reasonable best efforts to file a Registration Statement as promptly as practicable, but not later than thirty (30) days after such Demand Notice, and shall use its reasonable best efforts to cause such Registration Statement to be declared effective under the Securities Act as promptly as practicable after the filing thereof.

Warburg IX and Warburg X shall be entitled to two (2) Demand Registrations each; provided, however, that Warburg IX and Warburg X shall be entitled to an unlimited number of Demand Registrations that constitute Shelf Registrations.  Notwithstanding any other provisions of this Section 2, in no event shall more than one Demand Registration occur within any six (6) month period from the effective date of any Registration Statement filed pursuant to a prior Demand Notice or within one hundred twenty (120) days after the effective date of a Registration Statement filed by the Company; provided, however, that no Demand Registration may be prohibited for such 120-day period more often than once in a twelve (12) month period.

No Demand Registration shall be deemed to have occurred for purposes of this Section 2 if the Registration Statement relating thereto (i) does not become effective, (ii) is not maintained effective for the period required pursuant to this Section 2(a) or (iii) the offering of the Registrable Securities pursuant to such Registration Statement is subject to a stop order, injunction or similar order or requirement of the SEC during such period.  In the case of each of clauses (i), (ii) and (iii), the requesting Holder shall be entitled to an additional Demand Registration.

All requests made pursuant to this Section 2 will specify the amount of Registrable Securities to be included in the Registration Statement and the intended methods of distribution thereof.

The Company shall be required to maintain the effectiveness of the Registration Statement (except in the case of a Shelf Registration) with respect to any Demand Registration for a period of at least one hundred eighty (180) days after the effective date thereof or such shorter period in which all Registrable Securities included in such Registration Statement have actually been sold; provided, however, that such period shall be extended for a period of time equal to the period the Holder  refrains from selling any securities included in such Registration Statement at the request of (x) an underwriter or (y) the Company pursuant to the provisions herein.  The Company shall be required to maintain the effectiveness of a Registration Statement for a Shelf Registration at all times after the effective date thereof until all Registrable Securities included in such Registration Statement have actually been sold; provided, however, that any

Holder of Registrable Securities that have been included in a Registration Statement for a Shelf Registration may request that such Registrable Securities be removed from such Registration Statement, in which event the Company shall promptly either withdraw such Registration Statement or file a post-effective amendment to such Registration Statement removing such Registrable Securities.

Notwithstanding anything contained herein to the contrary, the Company hereby agrees that (i) each Shelf Registration shall contain all language (including, without limitation, on the Prospectus cover sheet, the principal stockholders’ table and the plan of distribution) as may be reasonably requested by a Holder to allow for a distribution to, and resale by, the direct and indirect partners, members or stockholders of a Holder  (a “Partner Distribution”) and (ii) the Company shall, at the reasonable request of any Holder seeking to effect a Partner Distribution, file any Prospectus supplement or post-effective amendments and otherwise take any action reasonably necessary to include such language, if such language was not included in the initial Registration Statement, or revise such language if deemed reasonably necessary by such Holder to effect such Partner Distribution.

(b)           Priority on Demand Registration.  If any of the Registrable Securities included in a Demand Registration are to be sold in a firm commitment underwritten offering, and the managing underwriter or underwriters advise the Holders thereof in writing that in its or their view the total number or dollar amount of Registrable Securities proposed to be sold in such offering is such as to adversely affect the success of such offering (including, without limitation, Registrable Securities proposed to be included by other Holders entitled to participate in such offering pursuant to other registration rights granted herein), then the number of Registrable Securities that in the opinion of such managing underwriter can be sold without adversely affecting such offering shall be included in the following order:

First, Registrable Securities held by the Institutional Investors requesting the Demand Registration and then by the other Institutional Investors pro rata based on the amount of Registrable Securities held by such Institutional Investors;

Second, Investor Securities, pro rata based on the amount of Investor Securities requested to be included by the Holders thereof; and

Third, Management Securities pro rata based on the amount of Management Securities requested to be included by the Holders thereof.

In connection with any Demand Registration to which the provisions of this subsection (b) apply, no securities other than Registrable Securities shall be covered by such Demand Registration, and such registration shall not reduce the number of available Demand Registrations under this Section 2 in the event that the Registration Statement excludes more than 20% of the aggregate number of Registrable Securities requested to be included by the Institutional Investors (whether pursuant to the Demand Notice or in response to the Notice).

(c)           Postponement of Demand Registration.  The Company shall be entitled to postpone (but not more than once in any twelve-month period), for a reasonable period of time not in excess of sixty (60) days, the filing of a Registration Statement if the Company delivers to the Holders requesting registration a resolution of the Board that, in the good faith judgment of the Board, such registration and offering would reasonably be expected to materially adversely affect any bona fide material financing of the Company or any material transaction under consideration by the Company or would require disclosure of information that has not been disclosed to the public and is not otherwise required to be disclosed at that time, the premature disclosure of which would materially adversely affect the Company.  Such Board resolution shall contain a statement of the reasons for such postponement and an approximation of the anticipated delay.  The Holders receiving such resolution shall keep the information contained in such resolution confidential on the same terms set forth in Section 5(p).  If the Company shall so postpone the filing of a Registration Statement, the Holder who made the Demand Registration shall have the right to withdraw the request for registration by giving written notice to the Company within twenty (20) days of the anticipated termination date of the postponement period, as provided in such resolution delivered to the Holders, and in the event of such withdrawal, such request shall not be counted for purposes of the number of Demand Registrations to which such Holder is entitled pursuant to the terms herein.

(d)           Use, and Suspension of Use, of Shelf Registration.  If the Company has filed a Registration Statement for a Shelf Registration, the Company shall be entitled to suspend (but not more than an aggregate of ninety (90) days in any twelve month period), for a reasonable period of time not in excess of ninety (90) days, the offer or sale of Registrable Securities pursuant to such Registration Statement if (i) a “road show” is not then in progress with respect to a proposed offering of Registrable Securities pursuant to such Registration Statement and no Holder has executed an underwriting agreement with respect to a pending sale of Registrable Securities pursuant to such Registration Statement and (ii) the Company delivers to the Holders of Registrable Securities included in such Registration Statement a resolution of the Board that, in the good faith judgment of the Board, such offer or sale would reasonably be expected to materially adversely affect any bona fide material financing of the Company or any material transaction under consideration by the Company or would require disclosure of information that has not been disclosed to the public and is not otherwise required to be disclosed at that time, the premature disclosure of which would materially adversely affect the Company.  Such Board resolution shall contain a statement of the reasons for such postponement and an approximation of the anticipated delay.  The Holders receiving such resolution shall keep the information contained in such certificate confidential on the same terms set forth in Section 5(p).

Section 3.              Piggyback Registration.

(a)           Right to Piggyback.  If, at any time after an IPO, the Company proposes to file a registration statement under the Securities Act with respect to an offering of Common Stock (other than a registration statement (i) on Form S-4, Form S-8 or any successor forms thereto, (ii) filed solely in connection with an exchange offer or any employee benefit or dividend reinvestment plan or (iii) filed for a Demand Registration that is not a Shelf Registration), then, each such time, the Company shall give prompt written notice of such proposed filing at least fifteen (15) days before the anticipated filing date (the “Piggyback Notice”) to all Holders.  The Piggyback Notice shall offer Holders the opportunity to include in such registration statement the number of Registrable Securities as each such Holder may request (a “Piggyback Registration”).  Subject to Section 3(b) hereof, the Company shall include in each such Piggyback Registration all Registrable Securities with respect to which the Company has received written requests for inclusion therein within ten (10) days after notice has been given to the Holders.  Holders exercising their rights under this Section 3(a) shall be permitted to withdraw all or part of the Registrable Securities from a Piggyback Registration at any time prior to the effective date of such Piggyback Registration.  The Company shall not be required to maintain the effectiveness of the Registration Statement for a Piggyback Registration beyond the earlier to occur of (i) one hundred eighty (180) days after the effective date thereof and (ii) consummation of the distribution of the Registrable Securities included in such Registration Statement.  Notwithstanding the foregoing, any Holder participating in a Shelf Registration may request that such Holder’s Registrable Securities be removed from such Registration Statement after effectiveness, in which event the Company shall promptly either withdraw such Registration Statement or file a post-effective amendment to such Registration Statement removing such Registrable Securities.

(b)           Priority on Piggyback Registrations.  The Company shall use its reasonable best efforts to cause the managing underwriter or underwriters of a proposed underwritten offering to include all Registrable Securities requested by Holders under this Section on the same terms and conditions as any other shares of Common Stock of the Company included therein.  Notwithstanding the foregoing, if the managing underwriter or underwriters of such underwritten offering have informed the Company in writing that in its or their view the total number of shares or dollar amount of Common Stock that the Holders, the Company and any other Persons having rights to participate in such registration, intend to include in such offering is such as to adversely affect the success of such offering, then the number of shares of Common Stock that in the opinion of such managing underwriter can be sold without adversely affecting such offering shall be included in the following order:

First, the shares of Common Stock being offered for the account of the Company;

Second, the Investor Securities, pro rata based on the number of Investor Securities requested to be included by Holders thereof;

Third, the Management Securities, pro rata based on the number of Management Securities requested to be included by the Holders thereof; and

Fourth, the shares of Common Stock being offered for the account of any other Persons, pro rata based on the number of shares of Common Stock requested to be included by the holders thereof.

Notwithstanding anything contained herein to the contrary, the Company hereby agrees that (i) any Piggyback Registration that is a Shelf Registration shall contain all language (including, without limitation, on the Prospectus cover sheet, the principal stockholders’ table and the plan of distribution) as may be reasonably requested by a Holder to allow for a Partner Distribution and (ii) the Company shall, at the reasonable request of any Holder seeking to effect a Partner Distribution, file any Prospectus supplement or post-effective amendments and otherwise take any action reasonably necessary to include such language, if such language was not included in the initial Registration Statement, or revise such language if deemed reasonably necessary by such Holder to effect such Partner Distribution.

Notwithstanding anything herein to the contrary, in respect of any offering contemplated herein (whether under Section 2, Section 3 or otherwise) no Holder or any of its affiliates (other than the Company), officers, directors, partners, members, stockholders or representatives shall be required, directly or indirectly, to make any representations or warranties to, or agreements with, the Company or the underwriters (including, without limitation, agreements with respect to indemnification) other than representations, warranties or agreements regarding such Holder, its ownership of and title to the Registrable Securities and its intended method of distribution, and any liability of any such Holder or its affiliates (other than the Company) to any underwriter or other Person under such underwriting agreement shall be limited to liability arising from breach of its representations and warranties and shall be limited to an amount equal to the total price at which the Registrable Securities sold by such Holder were offered to the public (net of discounts and commissions paid by such Holder in connection with such offering).

Section 4.              Restrictions on Public Sale by Holders.

Each Holder agrees, in connection with any underwritten offering made pursuant to a Registration Statement (whether or not such Holder elected to include Registrable Securities in such Registration Statement), if requested (pursuant to a written notice) by the managing underwriter or underwriters in an underwritten offering, not to effect any public sale or distribution of any Common Stock (except as part of such underwritten offering), including a sale pursuant to Rule 144, or to give any Demand Notice, in each case during the period commencing on the date of the request (which shall be no earlier than 14 days prior to the expected “pricing” of such offering) and continuing for not more than (a) ninety (90) days with respect to any underwritten public offering made prior to the second anniversary of the IPO or (b) sixty (60) days with respect to any underwritten public offering made after the second anniversary of the IPO, after the date of the Prospectus (or Prospectus supplement if the offering is a Shelf Registration) pursuant to which such public offering shall be made or such shorter period as is required by the managing underwriter, provided, however, that the Company and all officers, directors and managers, as applicable, of the Company must be subject to the same restrictions.

Section 5.              Registration Procedures.

If and whenever the Company is required to register the offer and sale under the Securities Act of any Registrable Securities pursuant to the terms of this Agreement, the Company shall take all such actions as are reasonably necessary to cause such registration to be effected as expeditiously as possible, including the following:

Prepare and file with the SEC a Registration Statement or Registration Statements on any form which shall be available for the offer and sale of the Registrable Securities by the Holders in accordance with the intended method or methods of distribution of such Registrable Securities (including, without limitation, a Partner Distribution), and use its reasonable best efforts to cause such Registration Statement to become effective and to remain effective as provided herein; provided, however, that no later than ten (10) days before filing a Registration Statement or Prospectus or any amendments or supplements thereto (including, without limitation, documents that would be incorporated or deemed to be incorporated therein by reference), the Company shall furnish or otherwise make available to the Holders of the Registrable Securities covered by such Registration Statement, their counsel and the managing underwriters, if any, copies of all such documents proposed to be filed, which documents shall be subject to the review and comments of such Holders, counsel and managing underwriters.  The Company shall not file any such Registration Statement or Prospectus or any amendments or supplements thereto (including, without limitation, such documents that, upon filing, would be incorporated or deemed to be incorporated by reference therein) with respect to a Demand Registration to which the Holders of 66 2/3% of the Registrable Securities covered by such Registration Statement, their counsel, or the managing underwriters, if any, shall reasonably object, unless, in the opinion of the Company and its counsel, such filing is necessary to comply with applicable law.

Prepare and file with the SEC such amendments and post-effective amendments to each Registration Statement as may be necessary to keep such Registration Statement continuously effective during the period provided herein and comply in all material respects with the provisions of the Securities Act with respect to the disposition of all securities covered by such Registration Statement; and cause the related Prospectus to be supplemented by any Prospectus supplement as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of the securities covered by such Registration Statement, and as so supplemented to be filed pursuant to Rule 424 (or any similar provisions then in force) under the Securities Act; provided, however, that any Holder of Registrable Securities that has been included in a Registration Statement for a Shelf Registration may request that such Holder’s Registrable Securities be removed from such Registration Statement, in which event the Company shall promptly either withdraw such Registration Statement or file a post-effective amendment to such Registration Statement removing such Registrable Securities.

Notify each Holder of Registrable Securities included in a Registration Statement, its counsel and the managing underwriters, if any, promptly, and (if requested by any such Person) confirm such notice in writing, (i) when a Prospectus or any Prospectus supplement or post-effective amendment related to such Registration Statements has been filed, and, with respect to a Registration Statement or any post-effective amendment, when the same has become effective, (ii) of any notice from the SEC that there will be a review of such Registration Statement and promptly provide such Holders, their counsel and the managing underwriters, if any, with a copy of any SEC comments received by the Company in connection therewith, (iii) of any request by the SEC or any other Federal or state governmental authority for amendments or supplements to such Registration Statement or related Prospectus or for additional information, (iv) of the issuance by the SEC of any stop order suspending the effectiveness of such Registration Statement or the initiation of any proceedings for that purpose, (v) if at any time the representations and warranties of the Company contained in any applicable agreement (including, without limitation, any underwriting agreement) contemplated by Section 5(o) below cease to be true and correct, (vi) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of such Registrable Securities for sale in any jurisdiction, or the initiation or threatening of any proceeding for such purpose, and (vii) of the occurrence of any event that makes any statement made in such Registration Statement or related Prospectus or any document incorporated or deemed to be incorporated therein by reference untrue in any material respect or that requires the making of any changes in such Registration Statement, Prospectus or documents so that, in the case of the Registration Statement, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and that in the case of the Prospectus, it will not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

Use its reasonable best efforts to obtain the withdrawal of any order suspending the effectiveness of a Registration Statement, or the lifting of any suspension of the qualification (or exemption from qualification) of any of the Registrable Securities for sale in any jurisdiction.

If requested by the managing underwriters, if any, or any Holder of Registrable Securities being sold in connection with an underwritten offering, promptly include in a Prospectus supplement or post-effective amendment such information as the managing underwriters, if any, and such Holders may reasonably request in order to permit the intended method of distribution of such Registrable Securities and make all required filings of such Prospectus supplement or such post-effective amendment as soon as practicable after the Company has received such request.

Furnish or make available to each Holder of Registrable Securities included in a Registration Statement, its counsel and each managing underwriter, if any, without charge, at least five (5) conformed copies of such Registration Statement, the Prospectus and Prospectus supplements, if applicable, and each post-effective amendment thereto, including financial statements (but excluding schedules, all documents incorporated or deemed to be incorporated therein by reference and all exhibits, unless requested by such holder, counsel or underwriter).

Deliver to each Holder of Registrable Securities included in a Registration Statement, its counsel and the underwriters, if any, without charge, as many copies of the  related Prospectus or Prospectuses (including each form of Prospectus) and each amendment or supplement thereto as such Persons may reasonably request in connection with the distribution of such Registrable Securities; and the Company, subject to the last paragraph of this Section 5, hereby consents to the use of such Prospectus and each amendment or supplement thereto by each of such Holders and the underwriters, if any, in connection with the offer and sale of such Registrable Securities.

Prior to any public offering of Registrable Securities, use its reasonable best efforts to register or qualify or cooperate with the Holders of such Registrable Securities, the underwriters, if any, and their respective counsel in connection with the registration or qualification (or exemption from such registration or qualification) of such Registrable Securities for offer and sale under the securities or “Blue Sky” laws of such jurisdictions within the United States as any seller or underwriter reasonably requests and to keep each such registration or qualification (or exemption therefrom) effective during the period such Registration Statement is required to be kept effective and to take any other action that may be necessary or advisable to enable such Holders to consummate the disposition of such Registrable Securities in such jurisdiction; provided, however, that the Company will not be required to (i) qualify generally to do business in any jurisdiction where it is not then so qualified or (ii) take any action that would subject it to general service of process in any such jurisdiction where it is not then so subject.

Cooperate with the Holders of Registrable Securities included in a Registration Statement and the managing underwriters, if any, to facilitate the timely preparation and delivery of certificates (not bearing any legends) representing such Registrable Securities, after receiving written representations from each such Holder that the Registrable Securities represented by the certificates so delivered by such Holder will be transferred in accordance with such Registration Statement, and enable certificates representing such Registrable Securities to be in such denominations and registered in such names as the managing underwriters, if any, or Holders may request at least two (2) Business Days prior to any sale of such Registrable Securities in a firm commitment public offering, but in any other such sale, within ten (10) Business Days prior to having to deliver such certificates.

Use its reasonable best efforts to cause the Registrable Securities covered by a Registration Statement to be registered with or approved by such other governmental agencies or authorities within the United States, except as may be required solely as a consequence of the nature of the business of the Holder of such Registrable Securities, in which case the Company will cooperate in all reasonable respects with the filing of such registration and the granting of such approvals, as may be necessary to enable such Holders or the underwriters, if any, to consummate the disposition of such Registrable Securities.

Upon the occurrence of any event contemplated by Section 5(c)(vii) above, prepare a supplement or post-effective amendment to a Registration Statement or a supplement to the related Prospectus or any document incorporated or deemed to be incorporated therein by reference, or file any other required document so that, as thereafter delivered to the purchasers of the Registrable Securities being sold thereunder, such Prospectus will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

Prior to the effective date of a Registration Statement, provide a CUSIP number for the Registrable Securities being offered and sold thereunder.

Provide and cause to be maintained a transfer agent and registrar for all Registrable Securities covered by a Registration Statement from and after a date not later than the effective date of such Registration Statement.

Use its reasonable best efforts to cause all Registrable Securities covered by a Registration Statement to be authorized to be quoted on the NASDAQ Global Market or listed on a national securities exchange if shares of the particular class of Registrable Securities are at that time quoted on the NASDAQ Global Market or listed on such exchange, as the case may be.

Enter into such agreements (including, without limitation, an underwriting agreement in form, scope and substance as is customary in underwritten offerings) and take all such other actions reasonably requested by the Holders of a majority of the Registrable Securities included in a Registration Statement (including those reasonably requested by the managing underwriters, if any) to expedite or facilitate the offer and sale of such Registrable Securities, and in such connection, whether or not an underwriting agreement is entered into and whether or not such Registration Statement includes an underwritten offering, (i) make such representations and warranties to the Holders of the Registrable Securities included in such Registration Statement and the underwriters, if any, in form, substance and scope as are customarily made by issuers to underwriters in underwritten offerings, and, if true, confirm the same if and when requested, (ii) furnish to such Holders opinions of counsel and a negative assurance letter to the Company and updates thereof (which counsel, opinions and letter (in form, scope and substance, in the case of such opinions and such letter) shall be reasonably satisfactory to such Holders, the managing underwriters, if any, and counsels to such Holders), addressed to each such Holder and each of the underwriters, if any, covering the matters customarily covered in opinions and negative assurance letters requested in underwritten offerings and such other matters as may be reasonably requested by such Holders, counsel and underwriters, (iii) obtain “cold comfort” letters and updates thereof from the independent certified public accountants of the Company (and, if necessary, any other independent certified public accountants of any subsidiary of the Company or of any business acquired by the Company for which financial statements and financial data are, or are required to be, included in the Registration Statement) who have certified the financial statements included in such Registration Statement, addressed to each such Holder (unless such accountants shall be prohibited from so addressing such letters by applicable standards of the accounting profession) and each of the underwriters, if any, such letters to be in customary form and covering matters of the type customarily covered in “cold comfort” letters in connection with underwritten offerings, which form and substance shall be reasonably acceptable to such Holders, (iv) obtain a report of the independent petroleum engineers of the Company relating to the oil and natural gas reserves of the Company, such report to be in customary form and covering matters customarily covered in such reports, (v) if an underwriting agreement is entered into, the same shall contain indemnification provisions and procedures substantially to the effect set forth in Section 7 hereof with respect to all parties to be indemnified pursuant to said Section and (vi) deliver such documents and certificates as may be reasonably requested by any such Holder, such Holder’s counsel and the managing underwriters, if any, to evidence the continued validity of the representations and warranties made pursuant to Section 5(o)(i) above and to evidence compliance with the conditions contained in the underwriting agreement or other agreement entered into by the Company.  The above shall be done at each closing under such underwriting or similar agreement, or as and to the extent required thereunder.

Make available for inspection by the Holders of Registrable Securities included in a Registration Statement, any underwriter participating in an offer and sale of such Registrable Securities, if any, and any attorneys or accountants retained by such Holders or underwriter, at the offices where normally kept, during reasonable business hours, all financial and other records, pertinent corporate documents and properties of the Company and its subsidiaries, and cause the officers, directors and employees of the Company and its subsidiaries to supply all information in each case reasonably requested by any such Holder, underwriter, attorney or accountant in connection with such Registration Statement; provided, however, that any information that is not publicly available at the time of delivery of such information shall be kept confidential by such Persons (other than disclosure by such Persons to such Persons’ respective affiliates) unless (i) disclosure of such information is required by court or administrative order or other legal process, (ii) disclosure of such information is required by law, or (iii) such information becomes generally available to the public other than as a result of a disclosure or failure to safeguard by such Person.  In the case of a proposed disclosure pursuant to (i) or (ii) above, such Person shall be required to give the Company written notice of the proposed disclosure prior to such disclosure and, if requested by the Company, assist the Company in seeking to prevent or limit the proposed disclosure.

Comply with all applicable rules and regulations of the SEC and make available to the holders of the Common Stock earning statements satisfying the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder, or any similar rule promulgated under the Securities Act, no later than forty-five (45) days after the end of any twelve (12) month period (or ninety (90) days after the end of any twelve (12) month period if such period is a fiscal year) (i) commencing at the end of any fiscal quarter in which Registrable Securities are sold to underwriters in a firm commitment or best efforts underwritten offering and (ii) if not sold to underwriters in such an offering, commencing on the first day of the first fiscal quarter of the Company after the effective date of a Registration Statement, which statements shall cover one of said twelve (12) month periods.

Cause its officers to support the marketing of the Registrable Securities covered by a Registration Statement (including, without limitation, participation in “road shows”).

Notwithstanding anything contained herein to the contrary, the Company hereby agrees that any Shelf Registration shall contain all language (including, without limitation, on the prospectus cover sheet, the principal stockholders’ table and the plan of distribution) as may be reasonably requested by a Holder of Registrable Securities included in such Shelf Registration.  The Company may require each such Holder to furnish to the Company in writing such information required in connection with such registration regarding such Holder and the distribution of such Registrable Securities as the Company may, from time to time, reasonably request in writing.

Each Holder agrees if such Holder has Registrable Securities included in a Registration Statement that, upon receipt of any notice from the Company of the occurrence of any event of the kind described in Section 5(c)(iii), 5(c)(iv), 5(c)(v), 5(c)(vi) or 5(c)(vii) hereof, such Holder will forthwith discontinue disposition of such Registrable Securities covered by such Registration Statement or Prospectus until such Holder is advised in writing by the Company that the disposition may be resumed and, if applicable, has received copies of the supplemented or amended Prospectus contemplated by Section 5(k) hereof, together with any additional or supplemental filings that are incorporated or deemed to be incorporated by reference in such Prospectus; provided, however, that the Company shall extend the time periods under Section 2 with respect to the length of time that the effectiveness of such Registration Statement must be maintained by the amount of time the holder is required to discontinue disposition of such securities.

Section 6.              Registration Expenses.

The Company shall pay all Registration Expenses in connection with the registration of the Registrable Securities pursuant to this Agreement regardless of whether or not any Registration Statement is filed or becomes effective.  In addition, the Company shall pay its internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit, the fees and expenses incurred in connection with the listing of the securities to be registered on any securities exchange on which similar securities issued by the Company are then listed and rating agency fees and the fees and expenses of any Person, including special experts, retained by the Company.

The Company shall not be required to pay (i) fees and disbursements of any counsel retained by any Holder of Registrable Securities or by any underwriter (except as set forth in clauses 6(i)(B) and 6(viii)), (ii) any underwriter’s fees (including discounts, commissions or fees of underwriters, selling brokers, dealer managers or similar securities industry professionals) relating to the distribution of Registrable Securities for the account of a Holder or (iii) any other expenses of a Holder not specifically required to be paid by the Company pursuant to the first paragraph of this Section 6.

Section 7.              Indemnification.

Indemnification by the Company.  The Company shall, without limitation as to time, indemnify and hold harmless, to the fullest extent permitted by law, each Holder whose Registrable Securities are covered by a Registration Statement or Prospectus, the affiliates, officers, directors, partners, members, managers, stockholders, accountants, attorneys, agents and employees of each of them, each Person who controls each such Holder (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) and the officers, directors, partners, members, managers, stockholders, accountants, attorneys, agents and employees of each such controlling person (collectively, the “Stockholder Indemnified Persons”), from and against any and all Losses, as incurred, arising out of or based upon (i) any untrue statement (or alleged untrue statement) of a material fact contained in any Prospectus, offering circular or other document (including, without limitation, any related Registration Statement, Issuer Free Writing Prospectus, or similar issuer information filed or required to be filed pursuant to Rule 433(d) under the Securities Act) incident to any such registration, qualification, or compliance, (ii) any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading or, with respect to any prospectus, necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, or (iii) any violation by the Company of the Securities Act or state securities or Blue Sky laws or, in each case, any rule or regulation thereunder applicable to the Company and relating to action or inaction required of the Company in connection with any such registration, qualification, or compliance, and will reimburse each such Stockholder Indemnified Person for any legal and any other expenses reasonably incurred in connection with investigating and defending or settling any Proceeding relating to any such Losses; provided, however, that the Company will not be liable in any such case to the extent that any such Losses arise out of or are based on any untrue statement or omission by such Holder or underwriter, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such Registration Statement, Prospectus, offering circular, or other document in reliance upon and in conformity with written information furnished to the Company by such Holder or underwriter specifically for use in connection with the preparation of such Registration Statement, Prospectus, offering circular or other document.  It is agreed that the indemnity agreement contained in this Section 7(a) shall not apply to amounts paid in settlement of any such Losses if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld).  The Company also agrees to indemnify any underwriter of Registrable Securities and each Person who controls (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) such underwriter, on substantially the same basis as that provided to the Stockholder Indemnified Persons in this Section 7(a).

Indemnification by Holder of Registrable Securities.  In connection with any Registration Statement in which a Holder is participating, such Holder shall furnish to the Company in writing such information as the Company reasonably requests for use in connection with such Registration Statement or related Prospectus and agrees to indemnify, to the fullest extent permitted by law, severally and not jointly, the Company, its directors, officers, managers, accountants, attorneys, agents and employees, each Person who controls the Company (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act), and the directors, officers, partners, members, managers, stockholders, accountants, attorneys, agents or employees of such controlling persons (collectively, the “Company Indemnified Persons”), from and against all Losses, as incurred, arising out of or based upon (i) any untrue statement of a material fact contained in any such Registration Statement, Prospectus, offering circular or other document, or (ii) any omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading or, with respect to any Prospectus, necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and will reimburse each such Company Indemnified Person for any legal and any other expenses reasonably incurred in connection with investigating or defending any Proceeding relating to any such Losses, in each case to the extent, but only to the extent, that such untrue statement or omission is made in such Registration Statement, Prospectus, offering circular or other document in reliance upon and in conformity with written information furnished to the Company by such Holder specifically for use in connection with the preparation of such Registration Statement, Prospectus, offering circular or other document; provided, however, that the obligations of such Holder hereunder shall not apply to amounts paid in settlement of any such claims, losses, damages, or liabilities (or actions in respect thereof) if such settlement is effected without the consent of such Holder (which consent shall not be unreasonably withheld); and provided further, however, that the liability of each such Holder shall be limited to the net proceeds received by such Holder from the sale of Registrable Securities covered by such Registration Statement. Each such Holder also agrees to indemnify any underwriter of Registrable Securities and each person who controls (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act) such underwriter, on substantially the same basis as that provided to the Company Indemnified Persons in this Section 7(b).

Conduct of Indemnification Proceedings.  If any Person shall be entitled to indemnity hereunder (an “indemnified party”), such indemnified party shall give prompt notice to the party from which such indemnity is sought (the “indemnifying party”) of any Proceeding with respect to which such indemnified party seeks indemnification or contribution pursuant hereto; provided, however, that the delay or failure to so notify the indemnifying party shall not relieve the indemnifying party from any obligation or liability except to the extent that the indemnifying party has been prejudiced by such delay or failure.  The indemnifying party shall have the right, exercisable by giving written notice to an indemnified party promptly after the receipt of written notice from such indemnified party of such Proceeding, to, unless in the indemnified party’s reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist in respect of such Proceeding, assume, at the indemnifying party’s expense, the defense of any such Proceeding, with counsel reasonably satisfactory to such indemnified party; provided, however, that an indemnified party shall have the right to employ separate counsel in any such Proceeding and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such indemnified party unless: (i) the indemnifying party agrees to pay such fees and expenses, (ii) the indemnifying party fails promptly to assume, or in the event of a conflict of interest cannot assume, the defense of such Proceeding or fails to employ counsel reasonably satisfactory to such indemnified party (in which case the indemnified party shall have the right to employ counsel and to assume the defense of such Proceeding), (iii) the indemnified party shall have reasonably concluded that there may be one or more legal or equitable defense available to such indemnified party which are additional to or conflict with those available to the indemnifying party or (iv) the named parties to any such Proceeding (including any impleaded parties) include both the indemnified party and the indemnifying party and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them; provided further, however, that the indemnifying party shall not, in connection with any one such Proceeding or separate but substantially similar or related Proceedings in the same jurisdiction, arising out of the same general allegations or circumstances, be liable for the fees and expenses of more than one firm of attorneys (together with appropriate local counsel) at any time for all of the indemnified parties, or for fees and expenses that are not reasonable.  Whether or not such defense is assumed by the indemnifying party, such indemnified party will not be subject to any liability for any settlement made without its consent (but such consent will not be unreasonably withheld).  The indemnifying party shall not consent to entry of any judgment or enter into any settlement that does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release, in form and substance reasonably satisfactory to the indemnified party, from all liability in respect of such Proceeding for which such indemnified party would be entitled to indemnification hereunder.

Contribution.  If the indemnification provided for in this Section 7 is unavailable to an indemnified party in respect of any Losses (other than in accordance with its terms), then each applicable indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such Losses, in such proportion as is appropriate to reflect the relative fault of the indemnifying party, on the one hand, and such indemnified party, on the other hand, in connection with such Losses as well as any other relevant equitable considerations.  The relative fault of such indemnifying party, on the one hand, and indemnified party, on the other hand, shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact, has been taken by, or relates to information supplied by, such indemnifying party or indemnified party, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent any such action, statement or omission.

The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 7(d) were determined by pro rata allocation or by any other method of allocation that does not take account of the equitable considerations referred to in the immediately preceding paragraph.  Notwithstanding the provisions of this Section 7(d), an indemnifying party that is a Holder shall not be required to contribute any amount in excess of the amount by which the net proceeds from the sale of the Registrable Securities sold by such indemnifying party exceeds the amount of any damages that such indemnifying party has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission.  No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.  The obligation of each Holder to contribute pursuant to this Section 7(d) is several, and not joint, in proportion to the net proceeds of the offering received by such Holder in relation to the total net proceeds of the offering received by all of the Holders participating in such offering.

Notwithstanding the foregoing, to the extent that the provisions on indemnification and contribution contained in any underwriting agreement entered into in connection with any underwritten public offering are in conflict with the foregoing provisions, the provisions in the underwriting agreement shall control.

Section 8.              Rule 144.

After an IPO, the Company shall file the reports required to be filed by it under the Securities Act and the Exchange Act in a timely manner, and will take such further action as any Holder may reasonably request, all to the extent required from time to time to enable such Holder to sell Registrable Securities without registration under the Securities Act within the limitations of the exemption provided by Rule 144.  Upon the request of any Holder, the Company shall deliver to such Holder a written statement as to whether it has complied with such requirements.

Section 9.              Underwritten Registrations.

If any Demand Registration is an underwritten offering, the Institutional Investors shall have the right to select the investment banker or investment bankers and managers to administer the offering, subject to approval of the Board, not to be unreasonably withheld.  The Company shall have the right to select the investment banker or investment bankers and managers to administer any Piggyback Registration.

Section 10.            Limitation on Subsequent Registration Rights.

The Company shall not, without the prior written consent of the holders of 66 2/3% of the Investor Securities, enter into any agreement with any holder or prospective holder of any securities of the Company, giving such holder or prospective holder any registration rights the terms of which are equivalent to or more favorable than the registration rights granted to Holders hereunder, or which would reduce the amount of Registrable Securities the Holders can include in any registration filed pursuant to Section 2 hereof, unless such rights are subordinate to those of the Holders.

Section 11.            Miscellaneous.

(a)           Amendments and Waivers.     The provisions herein, including the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given without the written consent of holders of 66 2/3% of the Investor Securities; provided, however, that in no event shall the obligations of any holder of Registrable Securities be materially increased or the rights of any such holder be adversely affected (without similarly adversely affecting the rights of all such holders), except upon the written consent of such holder.  Notwithstanding the foregoing, a waiver or consent to depart from the provisions hereof with respect to a matter that relates exclusively to the rights of holders of Registrable Securities whose securities are being sold pursuant to a Registration

Statement and that does not directly or indirectly affect the rights of other holders of Registrable Securities may be given by holders of at least 66 2/3% of the Registrable Securities being sold by such holders pursuant to such Registration Statement.

(b)           Notices. All notices required to be given hereunder shall be in writing and shall be deemed to be duly given if personally delivered, telecopied and confirmed, mailed by certified mail, return receipt requested, or delivered by overnight delivery service with proof of receipt maintained, at the following address (or any other address that any such party may designate by written notice to the other parties):

(i)            if to the Company, to the address of its principal executive offices; and

(ii)           if to any Holder, at such Holder’s address as set forth in the records of the Company.

Any such notice shall, if delivered personally, be deemed received upon delivery; shall, if delivered by telecopy, be deemed received on the first (1st) Business Day following confirmation; shall, if delivered by overnight delivery service, be deemed received the first (1st) Business Day after being sent; and shall, if delivered by certified mail, be deemed received upon the earlier of actual receipt thereof or five (5) Business Days after the date of deposit in the United States mail.

(c)           Successors and Assigns.  The provisions herein shall inure to the benefit of and be binding upon the successors and assigns of each of the parties, including subsequent holders of Registrable Securities acquired, directly or indirectly, from a Holder, including, without limitation, parties who have received Registrable Securities pursuant to a Partner Distribution. Any such successor or assign shall agree in writing to hold the Registrable Securities acquired from such Holder subject to all of the terms hereof.

(d)           No Third-Party Beneficiaries.  Nothing in this Agreement, express or implied, is intended to or shall confer upon any Person other than the parties hereto any legal or equitable right, benefit or remedy of any nature under or by reason of this Agreement; provided, however, that Persons specifically entitled to indemnification under Section 7 of this Agreement shall be third party beneficiaries of the provisions of such Section 7.

(e)           Headings.  The section and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of the provisions herein.

(f)            Securities Held by the Company or its Subsidiaries.  Whenever the consent or approval of Holders is required hereunder, Registrable Securities held by the Company or its subsidiaries shall not be counted in determining whether such consent or approval was given by the Holders.

(g)           Termination.  The provisions herein shall terminate on the date when no Registrable Securities remain outstanding; provided, that Sections 6 and 7 shall survive any termination hereof.

(h)           Specific Performance.  The parties hereto recognize and agree that money damages may be insufficient to compensate the Holders for breaches by the Company of the terms hereof and, consequently, that the equitable remedy of specific performance of the terms hereof will be available in the event of any such breach.

(i)            Governing Law.  This Agreement and all disputes or controversies arising out of or relating to this Agreement or the transactions contemplated hereby shall be governed by, and construed in accordance with, the internal laws of the State of Delaware, without regard to the laws of any other jurisdiction that might be applied by operation of conflicts of laws principles.

(j)            Entire Agreement.  This Agreement constitutes the entire agreement, and supersedes all prior written agreements, arrangements, communications and understandings and all prior and contemporaneous oral agreements, arrangements, communications and understandings between the parties with respect to the subject matter hereof and thereof.

(k)           Counterparts.  This Agreement may be executed in two or more counterparts, all of which shall be considered one and the same instrument and shall become effective when one or more counterparts have been signed by each of the parties and delivered to the other parties.

(l)            Facsimile Signature.  This Agreement may be executed by facsimile signature and a facsimile signature shall constitute an original for all purposes.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

LAREDO PETROLEUM HOLDINGS, INC.

By:
Name:
Title:

[HOLDER]

By:
Name:
[Title:]